Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments
17.	Financial Instruments

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of its cash and cash equivalents and accounts receivable. As at December 31, 2012, the largest two customers’ trade receivables accounted for 60% and 36% of total accounts receivable.

The Company’s cash and cash equivalents are uninsured and they are placed at banks with high credit ratings. This investment policy limits the Company’s exposure to credit risk.

The accounts receivable balances largely represent amounts due from the Company’s principal customers who are international organizations with high credit ratings. Letters of credit are the principal security obtained to support lines of credit or negotiated contracts from a customer. As a consequence, credit risk is limited. Allowance for doubtful debts was $18 and nil as of December 31, 2011 and 2012, respectively.